EXHIBIT 99.6

                                                        MONTHLY OPERATING REPORT

CASE NAME: OK TURBINES, INC.                                ACCRUAL BASIS

CASE NUMBER: 400-42146-BJH-11                            02/13/95, RWD, 2/96

JUDGE: BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: NOVEMBER 30, 2000


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ DREW KEITH                                         Chief Financial Officer
----------------------------------------               -------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                          TITLE

Drew Keith                                                      12/20/00
----------------------------------------               -------------------------
PRINTED NAME OF RESPONSIBLE PARTY                                 DATE

PREPARER:

/s/ JESSICA L. WILSON                                  Chief Accounting Officer
----------------------------------------               -------------------------
ORIGINAL SIGNATURE OF PREPARER                                   TITLE

Jessica L. Wilson                                               12/20/00
----------------------------------------               -------------------------
PRINTED NAME OF PREPARER                                          DATE

                                                        MONTHLY OPERATING REPORT

CASE NAME: OK TURBINES, INC.                                ACCRUAL BASIS-1

CASE NUMBER: 400-42146-BJH-11                           02/13/95, RWD, 2/96



COMPARATIVE BALANCE SHEET
---------------------------------------------------------------------------------------------------------------
                                                                  MONTH              MONTH              MONTH
                                              SCHEDULE       --------------------------------------------------
ASSETS                                         AMOUNT          OCTOBER 2000      NOVEMBER 2000
---------------------------------------------------------------------------------------------------------------
1.  UNRESTRICTED CASH                         $299,835           $223,286           $380,328                $0
---------------------------------------------------------------------------------------------------------------
2.  RESTRICTED CASH                                 $0                 $0                 $0                $0
---------------------------------------------------------------------------------------------------------------
3.  TOTAL CASH                                $299,835           $223,286           $380,328                $0
---------------------------------------------------------------------------------------------------------------
4.  ACCOUNTS RECEIVABLE (NET)                 $569,077           $653,601           $641,882                $0
---------------------------------------------------------------------------------------------------------------
5.  INVENTORY                               $4,135,448         $4,204,254         $4,317,035                $0
---------------------------------------------------------------------------------------------------------------
6.  NOTES RECEIVABLE                                $0                 $0                 $0                $0
---------------------------------------------------------------------------------------------------------------
7.  PREPAID EXPENSES                                $0                 $0                 $0                $0
---------------------------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST)                        $30,000        ($1,003,140)         ($875,522)               $0
---------------------------------------------------------------------------------------------------------------
9.  TOTAL CURRENT ASSETS                    $5,034,360         $4,078,001         $4,463,723                $0
---------------------------------------------------------------------------------------------------------------
10. PROPERTY, PLANT & EQUIPMENT               $474,012           $602,914           $604,429                $0
---------------------------------------------------------------------------------------------------------------
11. LESS: ACCUMULATED
    DEPRECIATION/DEPLETION                          $0           $117,398           $121,670                $0
---------------------------------------------------------------------------------------------------------------
12. NET PROPERTY, PLANT &
    EQUIPMENT                                 $474,012           $485,516           $482,759                $0
---------------------------------------------------------------------------------------------------------------
13. DUE FROM INSIDERS                               $0                 $0                 $0                $0
---------------------------------------------------------------------------------------------------------------
14. OTHER ASSETS - NET OF
    AMORTIZATION (ATTACH LIST)                      $0                 $0                 $0                $0
---------------------------------------------------------------------------------------------------------------
15. OTHER (ATTACH LIST)                             $0                 $0                 $0                $0
---------------------------------------------------------------------------------------------------------------
16. TOTAL ASSETS                            $5,508,372         $4,563,517         $4,946,482                $0
---------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
---------------------------------------------------------------------------------------------------------------
17. ACCOUNTS PAYABLE                                              $30,895            $15,120                $0
---------------------------------------------------------------------------------------------------------------
18. TAXES PAYABLE                                                      $0                 $0                $0
---------------------------------------------------------------------------------------------------------------
19. NOTES PAYABLE                                                      $0                 $0                $0
---------------------------------------------------------------------------------------------------------------
20. PROFESSIONAL FEES                                                  $0                 $0                $0
---------------------------------------------------------------------------------------------------------------
21. SECURED DEBT                                                       $0                 $0                $0
---------------------------------------------------------------------------------------------------------------
22. OTHER (ATTACH LIST)                                                $0                $60                $0
---------------------------------------------------------------------------------------------------------------
23. TOTAL  POSTPETITION
    LIABILITIES                                                   $30,895            $15,180                $0
---------------------------------------------------------------------------------------------------------------
PREPETITION  LIABILITIES
---------------------------------------------------------------------------------------------------------------
24. SECURED DEBT                                    $0                 $0                 $0                $0
---------------------------------------------------------------------------------------------------------------
25. PRIORITY DEBT                              $28,268                 $0                 $0                $0
---------------------------------------------------------------------------------------------------------------
26. UNSECURED DEBT                            $493,554           $522,843           $522,843                $0
---------------------------------------------------------------------------------------------------------------
27. OTHER (ATTACH LIST)                             $0                 $0                 $0                $0
---------------------------------------------------------------------------------------------------------------
28. TOTAL PREPETITION LIABILITIES             $521,822           $522,843           $522,843                $0
---------------------------------------------------------------------------------------------------------------
29. TOTAL LIABILITIES                         $521,822           $553,738           $538,023                $0
---------------------------------------------------------------------------------------------------------------
EQUITY
---------------------------------------------------------------------------------------------------------------
30. PREPETITION OWNERS' EQUITY                                 $3,790,619         $3,790,619                $0
---------------------------------------------------------------------------------------------------------------
31. POSTPETITION CUMULATIVE
    PROFIT OR (LOSS)                                             $219,160           $617,840                $0
---------------------------------------------------------------------------------------------------------------
32. DIRECT CHARGES TO EQUITY
    (ATTACH EXPLANATION)
---------------------------------------------------------------------------------------------------------------
33. TOTAL EQUITY                                    $0         $4,009,779         $4,408,459                $0
---------------------------------------------------------------------------------------------------------------
34. TOTAL LIABILITIES &
    OWNERS' EQUITY                            $521,822         $4,563,517         $4,946,482                $0
---------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: OK TURBINES, INC.                                 ACCRUAL BASIS-2

CASE NUMBER: 400-42146-BJH-11                              02/13/95, RWD, 2/96

INCOME STATEMENT
---------------------------------------------------------------------------------------------------------
                                                     MONTH          MONTH          MONTH
                                                 ---------------------------------------------   QUARTER
REVENUES                                          OCTOBER 2000  NOVEMBER 2000                     TOTAL
---------------------------------------------------------------------------------------------------------
1.  GROSS REVENUES                                 $480,483       $541,841             $0     $1,022,324
---------------------------------------------------------------------------------------------------------
2.  LESS: RETURNS & DISCOUNTS                            $0             $0             $0             $0
---------------------------------------------------------------------------------------------------------
3.  NET REVENUE                                    $480,483       $541,841             $0     $1,022,324
---------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
---------------------------------------------------------------------------------------------------------
4.  MATERIAL                                       $222,654        $83,019             $0       $305,673
---------------------------------------------------------------------------------------------------------
5.  DIRECT LABOR                                    $50,717        $28,767             $0        $79,484
---------------------------------------------------------------------------------------------------------
6.  DIRECT OVERHEAD                                  $7,662         $2,493             $0        $10,155
---------------------------------------------------------------------------------------------------------
7.  TOTAL COST OF GOODS SOLD                       $281,033       $114,279             $0       $395,312
---------------------------------------------------------------------------------------------------------
8.  GROSS PROFIT                                   $199,450       $427,562             $0       $627,012
---------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------
9.  OFFICER/INSIDER COMPENSATION                     $6,274         $4,615             $0        $10,889
---------------------------------------------------------------------------------------------------------
10. SELLING & MARKETING                                $648           $206             $0           $854
---------------------------------------------------------------------------------------------------------
11. GENERAL & ADMINISTRATIVE                        $30,436        $28,905             $0        $59,341
---------------------------------------------------------------------------------------------------------
12. RENT & LEASE                                     $3,010         $2,795             $0         $5,805
---------------------------------------------------------------------------------------------------------
13. OTHER (ATTACH LIST)                             ($4,694)      ($11,910)            $0       ($16,604)
---------------------------------------------------------------------------------------------------------
14. TOTAL OPERATING EXPENSES                        $35,674        $24,611             $0        $60,285
---------------------------------------------------------------------------------------------------------
15. INCOME BEFORE NON-OPERATING
    INCOME & EXPENSE                               $163,776       $402,951             $0       $566,727
---------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
---------------------------------------------------------------------------------------------------------
16. NON-OPERATING INCOME (ATT. LIST)                     $0             $0             $0             $0
---------------------------------------------------------------------------------------------------------
17. NON-OPERATING EXPENSE (ATT. LIST)                    $0             $0             $0             $0
---------------------------------------------------------------------------------------------------------
18. INTEREST EXPENSE                                     $0             $0             $0             $0
---------------------------------------------------------------------------------------------------------
19. DEPRECIATION/DEPLETION                           $4,229         $4,273             $0         $8,502
---------------------------------------------------------------------------------------------------------
20. AMORTIZATION                                         $0             $0             $0             $0
---------------------------------------------------------------------------------------------------------
21. OTHER (ATTACH LIST)                                  $0             $0             $0             $0
---------------------------------------------------------------------------------------------------------
22. NET OTHER INCOME & EXPENSES                      $4,229         $4,273             $0         $8,502
---------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------------
23. PROFESSIONAL FEES                                    $0             $0             $0             $0
---------------------------------------------------------------------------------------------------------
24. U.S. TRUSTEE FEES                                    $0             $0             $0             $0
---------------------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)                                  $0             $0             $0             $0
---------------------------------------------------------------------------------------------------------
26. TOTAL REORGANIZATION EXPENSES                        $0             $0             $0             $0
---------------------------------------------------------------------------------------------------------
27. INCOME TAX                                           $0             $0             $0             $0
---------------------------------------------------------------------------------------------------------
28. NET PROFIT (LOSS)                              $159,547       $398,678             $0       $558,225
---------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: OK TURBINES, INC.                                 ACCRUAL BASIS-3

CASE NUMBER: 400-42146-BJH-11                               02/13/95, RWD, 2/96

--------------------------------------------------------------------------------------------------------------
                                                       MONTH           MONTH           MONTH
CASH RECEIPTS AND                                -----------------------------------------------     QUARTER
DISBURSEMENTS                                      OCTOBER 2000    NOVEMBER 2000                      TOTAL
--------------------------------------------------------------------------------------------------------------
1.  CASH-BEGINNING OF MONTH                         $292,736        $223,286               $0        $292,736
--------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
--------------------------------------------------------------------------------------------------------------
2.  CASH SALES                                            $0              $0               $0              $0
--------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
--------------------------------------------------------------------------------------------------------------
3.  PREPETITION                                       $5,000            $750               $0          $5,750
--------------------------------------------------------------------------------------------------------------
4.  POSTPETITION                                    $329,297        $565,659               $0        $894,956
--------------------------------------------------------------------------------------------------------------
5.  TOTAL OPERATING RECEIPTS                        $334,297        $566,409               $0        $900,706
--------------------------------------------------------------------------------------------------------------
NON-OPERATING RECEIPTS
--------------------------------------------------------------------------------------------------------------
6.  LOANS & ADVANCES (ATTACH LIST)                        $0              $0               $0              $0
--------------------------------------------------------------------------------------------------------------
7.  SALE OF ASSETS                                        $0              $0               $0              $0
--------------------------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST)                               $6,839         $11,697               $0         $18,536
--------------------------------------------------------------------------------------------------------------
9.  TOTAL NON-OPERATING RECEIPTS                      $6,839         $11,697               $0         $18,536
--------------------------------------------------------------------------------------------------------------
10. TOTAL RECEIPTS                                  $341,136        $578,106               $0        $919,242
--------------------------------------------------------------------------------------------------------------
11. TOTAL CASH AVAILABLE                            $633,872        $801,392               $0      $1,211,978
--------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
--------------------------------------------------------------------------------------------------------------
12. NET PAYROLL                                      $57,762         $57,224               $0        $114,986
--------------------------------------------------------------------------------------------------------------
13. PAYROLL TAXES PAID                                $4,189          $3,946               $0          $8,135
--------------------------------------------------------------------------------------------------------------
14. SALES, USE & OTHER TAXES PAID                         $0              $0               $0              $0
--------------------------------------------------------------------------------------------------------------
15. SECURED/RENTAL/LEASES                             $2,777          $2,930               $0          $5,707
--------------------------------------------------------------------------------------------------------------
16. UTILITIES                                         $2,917          $3,873               $0          $6,790
--------------------------------------------------------------------------------------------------------------
17. INSURANCE                                             $0              $0               $0              $0
--------------------------------------------------------------------------------------------------------------
18. INVENTORY PURCHASES                             $232,725        $270,974               $0        $503,699
--------------------------------------------------------------------------------------------------------------
19. VEHICLE EXPENSES                                      $0            $281               $0            $281
--------------------------------------------------------------------------------------------------------------
20. TRAVEL                                              $636            $894               $0          $1,530
--------------------------------------------------------------------------------------------------------------
21. ENTERTAINMENT                                       $535            $553               $0          $1,088
--------------------------------------------------------------------------------------------------------------
22. REPAIRS & MAINTENANCE                            $80,551         $52,340               $0        $132,891
--------------------------------------------------------------------------------------------------------------
23. SUPPLIES                                          $6,064          $5,401               $0         $11,465
--------------------------------------------------------------------------------------------------------------
24. ADVERTISING                                         $636            $230               $0            $866
--------------------------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)                              $16,794         $22,418               $0         $39,212
--------------------------------------------------------------------------------------------------------------
26. TOTAL OPERATING DISBURSEMENTS                   $405,586        $421,064               $0        $826,650
--------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
--------------------------------------------------------------------------------------------------------------
27. PROFESSIONAL FEES                                     $0              $0               $0              $0
--------------------------------------------------------------------------------------------------------------
28. U.S. TRUSTEE FEES                                 $5,000              $0               $0          $5,000
--------------------------------------------------------------------------------------------------------------
29. OTHER (ATTACH LIST)                                   $0              $0               $0              $0
--------------------------------------------------------------------------------------------------------------
30. TOTAL REORGANIZATION EXPENSES                     $5,000              $0               $0          $5,000
--------------------------------------------------------------------------------------------------------------
31. TOTAL DISBURSEMENTS                             $410,586        $421,064               $0        $831,650
--------------------------------------------------------------------------------------------------------------
32. NET CASH FLOW                                   ($69,450)       $157,042               $0         $87,592
--------------------------------------------------------------------------------------------------------------
33. CASH-END OF MONTH                               $223,286        $380,328               $0        $380,328
--------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: OK TURBINES, INC.                                ACCRUAL BASIS-4

CASE NUMBER: 400-42146-BJH-11                              02/13/95, RWD, 2/96

---------------------------------------------------------------------------------------------------------------
                                                                      MONTH           MONTH            MONTH
                                                    SCHEDULE     ----------------------------------------------
ACCOUNTS RECEIVABLE AGING                            AMOUNT       OCTOBER 2000    NOVEMBER 2000
---------------------------------------------------------------------------------------------------------------
1.  0-30                                                             $359,091         $284,783
---------------------------------------------------------------------------------------------------------------
2.  31-60                                                             $80,395         $173,577
---------------------------------------------------------------------------------------------------------------
3.  61-90                                                             $23,064          $46,397
---------------------------------------------------------------------------------------------------------------
4.  91+                                                              $201,215         $146,563
---------------------------------------------------------------------------------------------------------------
5.  TOTAL ACCOUNTS RECEIVABLE                              $0        $663,765         $651,320              $0
---------------------------------------------------------------------------------------------------------------
6.  AMOUNT CONSIDERED UNCOLLECTIBLE                                   $10,163           $9,438
---------------------------------------------------------------------------------------------------------------
7.  ACCOUNTS RECEIVABLE (NET)                              $0        $653,602         $641,882              $0
---------------------------------------------------------------------------------------------------------------


AGING OF POSTPETITION TAXES AND PAYABLES                                  MONTH:  November 2000

---------------------------------------------------------------------------------------------------------------
                                           0-30            31-60            61-90            91+
TAXES PAYABLE                              DAYS             DAYS            DAYS             DAYS         TOTAL
---------------------------------------------------------------------------------------------------------------
1.  FEDERAL                               $0               $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------
2.  STATE                                 $0               $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------
3.  LOCAL                                 $0               $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------
4.  OTHER (ATTACH LIST)                   $0               $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------
5.  TOTAL TAXES PAYABLE                   $0               $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
6.  ACCOUNTS PAYABLE                 $16,263               $0              $0          ($1,143)        $15,120
---------------------------------------------------------------------------------------------------------------


STATUS OF POSTPETITION TAXES                                              MONTH:  November 2000

----------------------------------------------------------------------------------------------------------------
                                                     BEGINNING         AMOUNT                           ENDING
                                                        TAX         WITHHELD AND/       AMOUNT            TAX
FEDERAL                                              LIABILITY*      OR ACCRUED          PAID          LIABILITY
----------------------------------------------------------------------------------------------------------------
1.  WITHHOLDING**                                          $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------
2.  FICA-EMPLOYEE**                                        $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------
3.  FICA-EMPLOYER**                                        $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------
4.  UNEMPLOYMENT                                           $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------
5.  INCOME                                                 $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)                                    $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------
7.  TOTAL FEDERAL TAXES                                    $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
---------------------------------------------------------------------------------------------------------------
8.  WITHHOLDING                                            $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------
9.  SALES                                                  $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------
10. EXCISE                                                 $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------
11. UNEMPLOYMENT                                           $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------
12. REAL PROPERTY                                          $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------
13. PERSONAL PROPERTY                                      $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------
14. OTHER (ATTACH LIST)                                    $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------
15. TOTAL STATE & LOCAL                                    $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------
16. TOTAL TAXES                                            $0              $0               $0              $0
---------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

CASE NAME: OK TURBINES, INC.                                ACCRUAL BASIS-5

CASE NUMBER: 400-42146-BJH-11                              02/13/95, RWD, 2/96


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                     MONTH:  November 2000
BANK RECONCILIATIONS
---------------------------------------------------------------------------------------------------------
                                           Account #1      Account #2      Account #3
---------------------------------------------------------------------------------------------------------
A.       BANK:                          Bank of America  Bank of America Bank of America
-----------------------------------------------------------------------------------------
B.       ACCOUNT NUMBER:                  15819-20089      00127-09156     00129-09155        TOTAL
-----------------------------------------------------------------------------------------
C.       PURPOSE (TYPE):                   Operating         Payroll        Operating
---------------------------------------------------------------------------------------------------------
1.  BALANCE PER BANK STATEMENT                  $491,887              $0              $0        $491,887
---------------------------------------------------------------------------------------------------------
2.  ADD: TOTAL DEPOSITS NOT CREDITED                  $0              $0              $0              $0
---------------------------------------------------------------------------------------------------------
3.  SUBTRACT: OUTSTANDING CHECKS                $111,989              $0              $0        $111,989
---------------------------------------------------------------------------------------------------------
4.  OTHER RECONCILING ITEMS                           $0              $0              $0              $0
---------------------------------------------------------------------------------------------------------
5.  MONTH END BALANCE PER BOOKS                 $379,898              $0              $0        $379,898
---------------------------------------------------------------------------------------------------------
6.  NUMBER OF LAST CHECK WRITTEN                    5765        Account closed   Account closed
---------------------------------------------------------------------------------------------------------


INVESTMENT ACCOUNTS

---------------------------------------------------------------------------------------------------------
                                               DATE OF          TYPE OF        PURCHASE         CURRENT
BANK, ACCOUNT NAME & NUMBER                    PURCHASE       INSTRUMENT         PRICE           VALUE
---------------------------------------------------------------------------------------------------------
7.  N/A
---------------------------------------------------------------------------------------------------------
8.  N/A
---------------------------------------------------------------------------------------------------------
9.  N/A
---------------------------------------------------------------------------------------------------------
10. N/A
---------------------------------------------------------------------------------------------------------
11. TOTAL INVESTMENTS                                                                 $0              $0
---------------------------------------------------------------------------------------------------------

CASH

---------------------------------------------------------------------------------------------------------
12. CURRENCY ON HAND                                                                                $430
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
13. TOTAL CASH - END OF MONTH                                                                   $380,328
---------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT


CASE NAME: OK TURBINES, INC.                            ACCRUAL BASIS-6

CASE NUMBER: 400-42146-BJH-11                           02/13/95, RWD, 2/96

                                                        MONTH: NOVEMBER 2000

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

-------------------------------------------------------------------
                             INSIDERS
-------------------------------------------------------------------
                        TYPE OF           AMOUNT         TOTAL PAID
       NAME             PAYMENT            PAID            TO DATE
-------------------------------------------------------------------
1.  GREGG NIMMO       Reimbursment         $1,627          $17,114
-------------------------------------------------------------------
2.  GREGG NIMMO       Salary               $4,615          $54,521
-------------------------------------------------------------------
3.
-------------------------------------------------------------------
4.
-------------------------------------------------------------------
5.
-------------------------------------------------------------------
6.  TOTAL PAYMENTS
    TO INSIDERS                               $6,242       $71,635
-------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                                  PROFESSIONALS
-----------------------------------------------------------------------------------------------
                        DATE OF COURT                                                 TOTAL
                       ORDER AUTHORIZING   AMOUNT        AMOUNT      TOTAL PAID     INCURRED
             NAME          PAYMENT        APPROVED        PAID         TO DATE      & UNPAID*
-----------------------------------------------------------------------------------------------
1.  N/A
-----------------------------------------------------------------------------------------------
2.  N/A
-----------------------------------------------------------------------------------------------
3.  N/A
-----------------------------------------------------------------------------------------------
4.  N/A
-----------------------------------------------------------------------------------------------
5.  N/A
-----------------------------------------------------------------------------------------------
6.  TOTAL PAYMENTS
    TO PROFESSIONALS                              $0            $0            $0            $0
-----------------------------------------------------------------------------------------------

*  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS

--------------------------------------------------------------------------------
                                          SCHEDULED      AMOUNTS
                                           MONTHLY        PAID          TOTAL
                                          PAYMENTS       DURING        UNPAID
           NAME OF CREDITOR                  DUE          MONTH     POSTPETITION
--------------------------------------------------------------------------------
1. City of Hollister - Building Rent         $2,395        $2,395            $0
--------------------------------------------------------------------------------
2. Other                                 various             $535            $0
--------------------------------------------------------------------------------
3. N/A
--------------------------------------------------------------------------------
4. N/A
--------------------------------------------------------------------------------
5. N/A
--------------------------------------------------------------------------------
6. TOTAL                                     $2,395        $2,930            $0
--------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: OK TURBINES, INC.                            ACCRUAL BASIS-7

CASE NUMBER: 400-42146-BJH-11                           02/13/95, RWD, 2/96

                                                        MONTH: NOVEMBER 2000

QUESTIONNAIRE

------------------------------------------------------------------------------
                                                             YES          NO
------------------------------------------------------------------------------
1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
    THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                  X
------------------------------------------------------------------------------
2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
    OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                            X
------------------------------------------------------------------------------
3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
    LOANS) DUE FROM RELATED PARTIES?                                      X
------------------------------------------------------------------------------
4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
    THIS REPORTING PERIOD?                                                X
------------------------------------------------------------------------------
5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
    DEBTOR FROM ANY PARTY?                                                X
------------------------------------------------------------------------------
6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                          X
------------------------------------------------------------------------------
7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
    PAST DUE?                                                             X
------------------------------------------------------------------------------
8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                      X
------------------------------------------------------------------------------
9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                            X
------------------------------------------------------------------------------
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
    DELINQUENT?                                                           X
------------------------------------------------------------------------------
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
    REPORTING PERIOD?                                                     X
------------------------------------------------------------------------------
12. ARE ANY WAGE PAYMENTS PAST DUE?                                       X
------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



INSURANCE
------------------------------------------------------------------------------
                                                             YES          NO
------------------------------------------------------------------------------
1.  ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
    NECESSARY INSURANCE COVERAGES IN EFFECT?                  X
------------------------------------------------------------------------------
2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                    X
------------------------------------------------------------------------------
3.  PLEASE ITEMIZE POLICIES BELOW.
------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              INSTALLMENT PAYMENTS
--------------------------------------------------------------------------------
           TYPE  OF                                               PAYMENT AMOUNT
            POLICY                    CARRIER    PERIOD COVERED    & FREQUENCY
--------------------------------------------------------------------------------
See Kitty Hawk, Inc. Case #400-42141
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CASE NAME: OK TURBINES, INC.                                FOOTNOTES SUPPLEMENT

CASE NUMBER: 400-42146-BJH-11                               ACCRUAL BASIS

                                                            MONTH: November 2000



------------------------------------------------------------------------------
ACCRUAL BASIS          LINE              FOOTNOTE/EXPLANATION
 FORM NUMBER          NUMBER
------------------------------------------------------------------------------
       3                12     All payroll is paid out of Kitty Hawk Charters,
                        13 Inc. (Case #400-42142) and allocated to the Company. Related payroll taxes are disbursed out of and reported at KH Charters.
------------------------------------------------------------------------------
       6                       All Professional fees related to the
                                 Reorganization of the Company are disbursed out of Kitty Hawk, Inc. (Parent Company). Refer to Case # 400-42141
------------------------------------------------------------------------------
       7                       All insurance plans related to the Company are
                                 carried at Kitty Hawk, Inc. (Parent Company). Refer to Case #400-42141.
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
CASE NAME: OK TURBINES, INC.

CASE NUMBER: 400-42146-BJH-11

DETAILS OF OTHER ITEMS


ACCRUAL BASIS-1                         November 2000


8.   OTHER (ATTACH LIST)                        $ (875,522)Reported
                                   ------------------------
        Intercompany Receivables                (1,092,298)
        Uncollectible A/R                            9,438
        Security Deposit                           207,338
                                   ------------------------
                                                  (875,522)Detail
                                   ------------------------
                                                         - Difference


22.  OTHER (ATTACH LIST)                                60 Reported
                                   ------------------------
        Customer deposit                                60 Detail
                                   ------------------------
                                                         - Difference


ACCRUAL BASIS-2

13.  OTHER (ATTACH LIST)                         $ (11,910)Reported
                                   ------------------------
        Bad Debt                                   (11,910)Detail
                                   ------------------------
                                                         - Difference


ACCRUAL BASIS-3

8.   OTHER (ATTACH LIST)                          $ 11,697 Reported
                                   ------------------------
        Freight                                         32
        Stop Pay/COD error/NSF                       1,731
        A/R Cash receipt                             9,875
        Customer refund                                 59
                                   ------------------------
                                                    11,697 Detail
                                   ------------------------
                                                         - Difference



25.  OTHER (ATTACH LIST)                            22,418 Reported
                                   ------------------------
        Freight                                      5,791
        Bad Debt                                     1,078
        Refunds                                     11,287
        Bank Fee                                       122
        Misc                                         1,629
        Subscription                                 2,511
                                   ------------------------
                                                    22,418 Detail
                                   ------------------------
                                                         - Difference